EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

BODY AND MIND ANNOUNCES DELAY IN

FILING ANNUAL FINANCIAL STATEMENTS

Vancouver, B.C., Canada (November 30, 2022) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”) wishes to announce that its annual financial statements for the year ended July 31, 2022, including the related management discussion and analysis, and CEO and CFO certifications (collectively, the “2022 Annual Financial Filings”) were not filed as required under Canadian securities legislation by the required filing deadline of November 28, 2022.

In discussion with its auditors, the Company has determined that it is not able to meet the November 28, 2022 filing deadline (the “Filing Deadline”) under Canadian securities legislation for the 2022 Annual Financial Filings. Although the audit process is substantially complete, the additional final procedures include (i) final approval from an external valuation consultant for the auditor, (ii) updating a tax provision and (iii) final internal QC sign-off from the auditor. Therefore, the Company is not able to meet the Filing Deadline for the 2022 Annual Financial Filings. The Company has engaged external consultants to add to the Company’s resources in order to achieve future filing deadlines.

The Company has applied to the applicable Canadian securities regulatory authorities and received a management cease trade order related to the Company’s securities to be imposed against the Chief Executive Officer and Chief Financial Officer of the Company to trade securities of the Company. The management cease trade order will be in effect until the 2022 Annual Financial Filings are filed, and requires that the 2022 Annual Financial Filings be filed on or around December 8, 2022.

Until the 2022 Annual Financial Filings are filed, the Company intends to provide information in accordance with National Policy 12-203 Management Cease Trade Orders.

About Body and Mind Inc.

BaM is an operations focused multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

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BaM continues to expand operations in Nevada, California, Arkansas, Ohio and Michigan and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills

President and CEO

Tel: 800-361-6312

ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management, a well as the timing for preparation and filing of the 2022 Annual Financial Filings, and the timing and duration of the management cease trade order under National Policy 12-203. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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